UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Investment Management Trust Agreement

On or about December 20, 2022, shareholders of Corner Growth Acquisition Corp. (the “Company”) approved the amendment to the Company’s Investment Management Trust Agreement, dated as of December 16, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earliest of (i) the Company’s completion of an initial business combination, (ii) the Extended Date (as defined below) and (iii) the Amended Termination Date (as defined below).

The foregoing description of the Amendment to the Trust Agreement is qualified in its entirety by the full text of the Amendment to the Investment Management Trust Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Within 15 days of the Extraordinary General Meeting (as defined below), Corner Growth Acquisition Corp. (the “Company”) will file with the Registrar of Companies of the Cayman Islands (“Registrar”) an amendment (the “Extension Amendment”) to its Amended and Restated Memorandum and Articles of Association to (i) extend the date that the Company has to consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from December 21, 2022 to June 21, 2023 (the “Extended Date”), or such earlier date as shall be determined by the Company’s board of directors (the “Board”) and publicly announced by the Company (the “Amended Termination Date”). The Company’s shareholders approved the Extension Amendment at the Extraordinary General Meeting on December 20, 2022. Upon approval of the Extension Proposal (as defined below), the time period within which the Company has to consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination was extended to June 21, 2023. The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp., a Cayman Islands exempted company (the “Company”), which was held on December 20, 2022, holders of 38,673,258 of the Company’s ordinary shares, which represents approximately 77.35% of the ordinary shares issued and outstanding and entitled to vote as of the record date of November 11, 2022, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved a proposal, by special resolution under Cayman Islands law (the “Extension Proposal”) to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date that the Company has to consummate a business combination from December 21, 2022 to June 21, 2023. The shareholders approved a proposal (the “Trust Amendment Proposal”) to amend the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account from (A) the earlier of Corner Growth’s completion of an initial business combination and December 21, 2022 to (B) the earliest of (i) Corner Growth’s completion of an initial business combination, (ii) the Extended Date and (iii) the Amended Termination Date. The shareholders also approved a proposal, by an ordinary resolution under Cayman Islands law (the “Adjournment Proposal”) to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the Extension Proposal.

Approval of Proposal 1-Extension Proposal

Votes For	Votes Against	Abstentions
38,020,856	652,402	0

Approval of Proposal 2-Trust Amendment Proposal

Votes For	Votes Against	Abstentions
38,020,877	652,381	0

 Approval of Proposal 3-Adjournment Proposal

Votes For	Votes Against	Abstentions
37,963,963	709,295	0

In connection with the vote to approve the Extension Proposal, the holders of 38,808,563 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $390,414,143.78. As such, approximately 97.02% of the Class A ordinary shares were redeemed and approximately 2.98% of the Class A ordinary shares remain outstanding. After the satisfaction of such redemptions, the balance in the Company’s trust account will be approximately $12,287,141.

Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Extension Proposal. Accordingly, the Company now has until June 21, 2023 to consummate its initial business combination.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Extension Amendment, dated December 20, 2022, to the Amended and Restated Memorandum and Articles of Association of Corner Growth Acquisition Corp.
10.1	Amendment to Investment Management Trust Agreement, dated December 20, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022

CORNER GROWTH ACQUISITION CORP.

By:	/s/ Jerome “Jerry” Letter
Name:	Jerome “Jerry” Letter
Title:	Chief Financial Officer and Chief Operating Officer